EXHIBIT 10.1

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     This Third Amendment to Loan and Security Agreement (this "Third Amendment") made and entered into as of the 19th day of April, 2004, is by and between LaSalle Bank National Association, a national banking association ("LENDER"), with an office located at 3201 North Ashland Avenue, Chicago, Illinois 60657, and Consolidated Oil Well Services, Inc., a Kansas corporation, having its principal place of business at 211 West 14th Street, Chanute, Kansas 66720 ("BORROWER").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations (the "Financial Accommodations") to Borrower pursuant to (a) that certain Loan and Security Agreement dated as of January 14, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 19, 2003, and that certain Second Amendment to Loan and Security Agreement dated as of April 25, 2003, each by and between Borrower and Lender (collectively the "Loan Agreement"), and (b) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto;

     WHEREAS, Borrower has requested that Lender provide a new term loan to Lender in the principal amount of $2,213,907.94 to be used by Borrower to refinance Borrower's existing term debt with Lender and to purchase certain assets of Blue Star Acid Service, Inc. (the "Additional Financial Accommodations"); and

     WHEREAS, Lender is willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in this Third Amendment and the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as set forth in this Third Amendment.

I.    DEFINITIONS.
      -----------

     A.     USE  OF  DEFINED TERMS.  Except as expressly set forth in this Third
            ----------------------
Amendment, all terms which have an initial capital letter where not required by the rules of grammar are used herein as defined in the Loan Agreement.

     B.     AMENDED  DEFINITIONS.  Effective  as  of  the  date  of  this  Third
            --------------------
Amendment, Section 1 of the Loan Agreement is hereby amended by deleting the definition of "Term Loans" set forth in Section 1 and substituting therefor the following:

          "TERM LOANS" shall mean, collectively, Term Loan A, Term Loan B and the Capital Expenditure Loans.

     C.    NEW  DEFINITIONS.  Effective  as of the date of this Third Amendment,
           ----------------
Section 1 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

          "BLUE STAR" shall mean Blue Star Acid Service, Inc., a Kansas corporation.

          "BLUE STAR ASSET PURCHASE AGREEMENT" shall mean that certain [Asset Purchase Agreement] dated April 15, 2004, by and between Borrower and Blue Star.

          "TERM LOAN B" shall have the meaning specified in subsection 2(f) below.

          "TERM  NOTE  B"  shall mean that certain Term Note B dated as of April
     19, 2004, executed and delivered by Borrower to Lender in the original principal amount of Two Million Two Hundred Thirteen Thousand Nine Hundred Seven and 94/100 Dollars ($2,213,907.94), as such Term Note B is amended, renewed or restated from time to time.

II.  LOAN  AGREEMENT  MODIFICATIONS.
     ------------------------------

     A.     Term  Loan  B  Repayment.  Effective  as  of  the date of this Third
            ------------------------
Amendment,  the  following  subsection  2(d)(v)  is  hereby  added  to  the Loan
Agreement:

               "(v)     Repayment  of  Term Loan B.  Term Loan B shall be repaid
                        --------------------------
     as follows: (a) eight (8) successive monthly principal payments of Ninety-Five Thousand Six Hundred Twenty-Six and 04/100 Dollars ($95,626.04) each, together with accrued interest to the date of each payment, beginning April 30, 2004, and continuing on the last day of each calendar month thereafter through and including November 30, 2004, and (b) a final payment of all then outstanding Liabilities evidenced by Term Note B on December 31, 2004. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder."

     B.     Term  Loan B.  Effective as of the date of this Third Amendment, the
            ------------
following  Section  2(f)  is  hereby  added  to  the  Loan  Agreement:

          "(f) Subject to the terms and conditions of this Agreement and the Other Agreements, Lender shall make a term loan to Borrower in the principal amount of Two Million Two Hundred Thirteen Thousand Nine Hundred Seven and 94/100 Dollars ($2,213,907.94) ("Term Loan B"). The proceeds of Term Loan B shall be used as follows: (1) $913,907.94 shall be used to satisfy all principal and interest obligations of Borrower to Lender under Term Loan A and the Capital Expenditure Loan through April 15, 2004, (2) $1,200,000 shall be used to purchase certain assets from Blue Star pursuant to the Blue Star Asset Purchase Agreement, and (3) $100,000 shall be used to fully satisfy an existing line of credit Blue Star has with its existing lender. Term Loan B constitutes a "Loan" under this Agreement and shall bear interest as provided in Paragraph 4(a) below. Term Loan B shall be evidenced by and repaid in accordance with Term Note B."

     C.     Capital  Expenditure  Line  of  Credit.  Effective as of the date of
            --------------------------------------
this Third Amendment, Lender shall not make and Borrower shall not request any additional Capital Expenditure Loan advances. Accordingly, Section 2(c) of the Loan Agreement is hereby amended by deleting Section 2(c) in its entirety and substituting therefor the following:

     "(c)     Reserved."

III.     CONDITIONS  PRECEDENT.  Lender's  obligation  to provide the Additional
         ---------------------
Financial Accommodations to Borrower is subject to the full and timely performance of the following covenants prior to or contemporaneously with the execution of this Third Amendment:

     A. Borrower executing and delivering, or causing to be executed and delivered to Lender, the following documents, each of which shall be in form and substance acceptable to Lender:

          (i)       An  original  executed  Term  Note  B;

          (ii) An original Secretary's Certificate of even date herewith executed by the Secretary of Borrower to Lender;

          (iii) An original Reaffirmation of Continuing Unconditional Guaranty of even date herewith from each of Stanton E. Ross and Infinity, Inc.;

          (iv)      A  fully  executed  copy  of  the  Blue  Star Asset Purchase
                    Agreement;


          (v) Current lien searches from all appropriate jurisdictions for Blue Star;

          (vi) Proof that Borrower is acquiring the assets from Blue Star pursuant to the Blue Star Asset Purchase Agreement free and clear of all liens, claims and encumbrances; and

          (vii) such other agreements, documents and instruments as Lender may reasonably request;

     B. No Event of Default or any event which with notice, lapse of time or both would constitute an Event of Default exists under the Loan Agreement, as amended by this Third Amendment, or the Other Agreements (hereinafter defined);

     C. No claims, litigation, arbitration proceedings or governmental proceedings not disclosed in writing to Lender prior to the date of hereof shall be pending or known to be threatened against Borrower and no known material development not so disclosed shall have occurred in any claims, litigation, arbitration proceedings or governmental proceedings so disclosed which in the opinion of Lender is likely to materially or adversely affect the financial position or business of Borrower or the capability of Borrower to pay its obligations and liabilities to Lender; and

     D. There shall have been no material or adverse change in the business, financial condition or results of operations since the date of Borrower's most recently delivered financial statements to Lender.

     E. Contemporaneously herewith, Borrower shall pay to Lender a fully-earned non-refundable loan fee in the amount of twelve thousand and no/100 Dollars ($12,000.00).

IV.     CONFLICT.  If, and to the extent, the terms and provisions of this Third
        --------
Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Third Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Third Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Third Amendment, shall remain in and have its intended full force and effect, and Lender and Borrower hereby affirm, confirm and ratify the same.

V.     SEVERABILITY.  Wherever  possible, each provision of this Third Amendment
       ------------
shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Third Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Third Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

VI.     REAFFIRMATION.  Borrower  hereby  reaffirms  and  remakes  all  of  the
        -------------
representations, warranties, covenants, duties, obligations and liabilities contained in the Loan Agreement, as amended hereby.

VII.     FEES,  COSTS  AND  EXPENSES.  Borrower  agrees to pay, upon demand, all
         ---------------------------
fees, costs and expenses of Lender, including, but not limited to, reasonable attorneys' fees, in connection with the preparation, execution, delivery and administration of this Third Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto.

VIII.     RESERVATION  OF RIGHTS.  Lender continues to reserve all of its rights
          ----------------------
and remedies, including all security interests, assignments and liens pursuant to the Loan Agreement and the Other Agreements, as well as any rights and remedies at law, in equity or otherwise. Nothing contained in this Third Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, including, nor shall preclude the subsequent exercise of any of Lender's rights or remedies.

IX.     CHOICE  OF LAW.  This Third Amendment has been delivered and accepted in
        --------------
Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.

X.     COUNTERPART.  This Agreement may be executed in two or more counterparts,
       -----------
each of which will be deemed an original, but all of which together will constitute one and the same instrument.

XI.     WAIVER  OF  JURY  TRIAL.  BORROWER  AND  LENDER  EACH HEREBY WAIVE THEIR
        ------------------------
RESPECTIVE  RIGHT  TO  TRIAL  BY  JURY.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment as of the date first written above.


CONSOLIDATED OIL WELL SERVICES, INC.,   LASALLE BANK NATIONAL  ASSOCIATION,
a Kansas corporation                    a  national banking association


By    /s/ Stephen D. Stanfield          By     Debra  Warner
      ---------------------------             --------------------------------

Title President                         Title Commercial  Loan Officer
      ---------------------------             --------------------------------

               REAFFIRMATION OF CONTINUING UNCONDITIONAL GUARANTY

     In connection with that certain Third Amendment to Loan and Security Agreement of even date herewith (the "Third Amendment") by and between LaSalle Bank National Association, a national banking association ("Lender"), and Consolidated Oil Well Services, Inc., a Kansas corporation ("Borrower"), and the other agreements, documents and instruments referenced in or executed and delivered pursuant to the Third Amendment, Stanton E. Ross ("Guarantor"), hereby reaffirms all of his obligations, liabilities, duties, covenants and agreements to and with Lender pursuant to that certain Continuing Unconditional Guaranty dated as of January 14, 2002, executed and delivered by Guarantor to Lender (the "Guaranty").

     Guarantor  hereby  expressly:

     A. consents to the execution by Borrower and Lender of the Third Amendment and the other agreements, documents and instruments executed and delivered in connection therewith;

     B. acknowledges that the "Borrower's Liabilities" (as defined in the Guaranty) include all of the obligations and liabilities owing from time to time by Borrower to Lender, including, but not limited to, the obligations and liabilities of Borrower to Lender under and pursuant to: (1) that certain Loan and Security Agreement dated as of January 14, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 19, 2003, that certain Second Amendment to Loan and Security Agreement dated as of April 25, 2003, and the Third Amendment, each by and between Borrower and Lender, and as may be further amended or restated from time to time, (2) that certain Revolving Note dated as of January 14, 2002, executed and delivered by Borrower to Lender in a maximum aggregate principal amount not to exceed $2,000,000.00,
(3) that certain Term Note A dated as of January 14, 2002, executed and delivered by Borrower to Lender in the original principal amount of $2,902,537.50, (4) that certain Capital Expenditure Note dated as of January 14, 2002, executed and delivered by Borrower to Lender in the original principal amount of $1,000,000.00, and (5) that certain Term Note B dated as of April 19, 2004, executed and delivered by Borrower to Lender in the principal amount of $2,213,907.94;

     C. reaffirms all of his obligations and liabilities to Lender under the Guaranty in all respects; and

     D. agrees that such obligations and liabilities shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any matter whatsoever.

                            [signature page follows]

     The undersigned further represents that each of the representations and warranties made by the undersigned in any of the documents executed in connection with the aforesaid loans to Borrower remain true and correct.

Dated as of: April 19, 2004


                                        /s/  Stanton E. Ross
                                        --------------------------------
                                        STANTON E. ROSS, Individually

               REAFFIRMATION OF CONTINUING UNCONDITIONAL GUARANTY

     In connection with that certain Third Amendment to Loan and Security Agreement of even date herewith (the "Third Amendment") by and between LaSalle Bank National Association, a national banking association ("Lender"), and Consolidated Oil Well Services, Inc., a Kansas corporation ("Borrower"), and the other agreements, documents and instruments referenced in or executed and delivered pursuant to the Third Amendment, Infinity, Inc., a Colorado corporation ("Guarantor"), hereby reaffirms all of its obligations, liabilities, duties, covenants and agreements to and with Lender pursuant to that certain Corporate Continuing Unconditional Guaranty dated as of January 14, 2002, executed and delivered by Guarantor to Lender (the "Guaranty").

     Guarantor  hereby  expressly:

     A. consents to the execution by Borrower and Lender of the Third Amendment and the other agreements, documents and instruments executed and delivered in connection therewith;

     B. acknowledges that the "Borrower's Liabilities" (as defined in the Guaranty) include all of the obligations and liabilities owing from time to time by Borrower to Lender, including, but not limited to, the obligations and liabilities of Borrower to Lender under and pursuant to: (1) that certain Loan and Security Agreement dated as of January 14, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 19, 2003, that certain Second Amendment to Loan and Security Agreement dated as of April 25, 2003, and the Third Amendment, each by and between Borrower and Lender, and as may be further amended or restated from time to time, (2) that certain Revolving Note dated as of January 14, 2002, executed and delivered by Borrower to Lender in a maximum aggregate principal amount not to exceed $2,000,000.00,
(3) that certain Term Note A dated as of January 14, 2002, executed and delivered by Borrower to Lender in the original principal amount of $2,902,537.50, (4) that certain Capital Expenditure Note dated as of January 14, 2002, executed and delivered by Borrower to Lender in the original principal amount of $1,000,000.00, and (5) that certain Term Note B dated as of April 19, 2004, executed and delivered by Borrower to Lender in the principal amount of $2,213,907.94;

     C. reaffirms all of its obligations and liabilities to Lender under the Guaranty in all respects; and

     D. agrees that such obligations and liabilities shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any matter whatsoever.

                            [signature page follows]

     The undersigned further represents that each of the representations and warranties made by the undersigned in any of the documents executed in connection with the aforesaid loans to Borrower remain true and correct.

Dated as of: April 19, 2004
                                     INFINITY, INC., a Colorado corporation


                                     By:     /s/  Stanton  E.  Ross
                                             ----------------------------------
                                     Its:    President
                                             ----------------------------------

                                   TERM NOTE B
                                   -----------

Executed as of the 19th day of
April, 2004 at Chicago, Illinois.                                 No.___________

Amount  $2,213,907.94


          FOR VALUE RECEIVED, CONSOLIDATED OIL WELL SERVICES, INC., a Kansas corporation ("BORROWER"), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (hereinafter, together with any holder hereof, called "LENDER"), at the main office of Lender, the principal sum of Two Million Two Hundred Thirteen Thousand Nine Hundred Seven and 94/100 Dollars ($2,213,907.94). Borrower further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof.

          This Note was delivered pursuant to that certain Loan and Security Agreement dated as of January 14, 2002 by and between Borrower and Lender, as it may be amended from time to time, together with all exhibits thereto (the "LOAN AGREEMENT"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

          The full and timely payment of the Liabilities is secured by security interests, liens and encumbrances granted by Borrower to Lender pursuant to the Loan Agreement and the other agreements, instruments, documents and guaranties as heretofore, contemporaneously herewith or may hereafter be executed and delivered to Lender by Borrower and any other persons and entities, from time to time, as the case may be, evidencing, securing or guarantying the Liabilities (collectively the "Collateral Documents"), including, without limitation, that certain Continuing Unconditional Guaranty dated as of January 14, 2002, executed and delivered by Stanton E. Ross to Lender and that certain Corporate Continuing Unconditional Guaranty dated as of January 14, 2002, executed and delivered by Infinity, Inc. to Lender.

     THE OUTSTANDING PRINCIPAL BALANCE OF BORROWER'S LIABILITIES TO LENDER UNDER THIS NOTE SHALL BE PAYABLE BY BORROWER AS FOLLOWS: (a) eight (8) successive monthly principal payments of Ninety-Five Thousand Six Hundred Twenty-Six and 04/100 Dollars ($95,626.04) each, together with accrued interest to the date of each payment, beginning April 30, 2004, and continuing on the last day of each calendar month thereafter through and including November 30, 2004, and (b) a final payment of all then outstanding Liabilities evidenced by this Note on December 31, 2004, all without demand therefor or notice thereof from Lender to Borrower or any other person or entity. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder. The liabilities shall be paid at the main office of Lender.

          Borrower hereby authorizes Lender to charge any account of Borrower for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to Borrower under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to Borrower.

          The principal and all accrued interest hereunder may be prepaid by Borrower, in part or in full, at any time; provided, however, that Borrower shall pay a prepayment fee as provided in the Loan Agreement, if any.

          Borrower waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Lender to Borrower. Borrower waives every defense, counterclaim or setoff which Borrower may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law.

          Borrower, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

          The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon Borrower and Borrower's legal representatives, successors and assigns. If this Note contains any blanks when executed by Borrower, Lender is hereby authorized, without notice to Borrower to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. The term "Borrower" as used herein shall mean Borrower and its administrators, successors and assigns.

          To induce Lender to make the loan evidenced by this Note, Borrower (i) irrevocably agrees that, subject to Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waives any objection based on forum non-conveniens. IN ADDITION, LENDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. In addition, Borrower agrees that all service of process shall be made as provided in the Loan Agreement.

          As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Borrower" shall be so construed.

          IN WITNESS WHEREOF, Borrower has executed this Note on the date first set forth above.

                                    CONSOLIDATED OIL WELL SERVICES, INC., a
                                    Kansas corporation


                                    By   /s/  Stephen  D.  Stanfield
                                         -------------------------------
                                    Name   Stephen  D.  Stanfield
                                         -------------------------------
                                    Title  President
                                         -------------------------------

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